Consolidated Statements of Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Revenues	$ 7,239,290	$ 7,618,317	$ 7,283,767
Cost of sales	5,208,826	5,573,604	5,291,627
Gross profit	2,030,464	2,044,713	1,992,140
Selling, general and administrative expenses	1,337,882	1,293,439	1,223,507
Other income	27,765	30,501	26,177
Operating income	720,347	781,775	794,810
Interest (income) expense, net	(17,329)	(20,869)	4,920
Income before income taxes	737,676	802,644	789,890
Income taxes	150,088	166,904	155,751
Net income	587,588	635,740	634,139
Less: net income attributable to non-controlling interest	90,594	99,454	97,802
Net income attributable to Watsco, Inc.	$ 496,994	$ 536,286	$ 536,337
Earnings per share for Common and Class B common stock (collectively "common stock"):
Basic	$ 12.27	$ 13.34	$ 13.72
Diluted	$ 12.25	$ 13.3	$ 13.67